Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

Third Quarter 2020

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Acquisitions and Dispositions	13

Portfolio Information
Property Detail	14
Leasing Summary	15
Same Property Leasing Summary	16
Capital Summary - Expenditures & Same Property Leasing Commitments	17
Tenants Representing 2.5% or More of Annualized Rental Revenue	18
Same Property Lease Expiration Schedule	19

Additional Support
Common & Potential Common Shares	20
Definitions	21

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions, including our statements regarding the overall impact of COVID-19 on the foregoing to the extent we make any such statements. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	87.7%	85.1%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	Edward A. Glickman	Mary Jane Robertson
Ellen-Blair Chube	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
OPERATING INFORMATION
Ending property count (1)	4	4	4	7	7
Ending square footage (1)(2)	1,507	1,507	1,507	2,469	2,469
Percent leased (1)	87.7%	90.1%	90.8%	94.7%	93.5%
Percent commenced (1)	85.1%	83.9%	83.7%	89.0%	88.2%
Net (loss) income attributable to EQC common shareholders	$(1,628)	$25,835	$422,762	$13,993	$21,889
Adjusted EBITDAre (3)	5,456	5,729	11,350	22,485	27,690
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	87.7%	90.1%	90.8%	91.5%	89.5%
Percent commenced	85.1%	83.9%	83.7%	87.2%	85.8%
Same Property NOI (3)	$9,824	$8,474	$8,751	$8,801	$8,786
Same Property Cash Basis NOI (3)	8,156	8,882	8,858	8,925	8,776
Same Property NOI margin	60.4%	56.6%	56.0%	57.2%	57.4%
Same Property Cash Basis NOI margin	55.8%	57.7%	56.3%	57.6%	57.4%
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding	121,525	121,522	121,503	121,924	121,924
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (4)	1,994	1,995	1,986	1,615	1,688
Dilutive Series D Convertible Preferred Shares outstanding (5)	—	—	2,857	—	—
Preferred Stock Outstanding (5)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (6)	121,673	121,655	122,148	122,140	122,140
Diluted (6)	121,673	123,255	126,605	123,490	123,564
Distributions Declared Per Common Share	$3.50	$—	$—	$—	$3.50
BALANCE SHEET
Total assets	$3,708,774	$3,733,155	$3,704,057	$3,319,377	$3,731,343
Total liabilities	465,668	59,414	59,443	73,505	503,230
MARKET CAPITALIZATION
Total debt (book value) (7)	$—	$25,281	$25,487	$25,691	$25,896
Market value of preferred shares	142,786	135,168	127,304	138,805	137,871
Market value of diluted common shares	3,289,311	3,977,229	3,915,829	4,055,786	4,233,722
Total Market Capitalization	$3,432,097	$4,137,678	$4,068,620	$4,220,282	$4,397,489

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from property dispositions, reclassifications and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(4)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(5)	As of September 30, 2020, we had 4,915 series D preferred shares outstanding that were convertible into 2,857 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2020, and are anti-dilutive for GAAP EPS for all other periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.
(6)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(7)
On July 5, 2020, we repaid at par our only remaining mortgage debt obligation. Refer to prior quarter presentations of our supplemental operating and financial data on our company website (www.eqcre.com) for historical debt summaries and leverage and coverage ratios.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	September 30, 2020	December 31, 2019
ASSETS
Real estate properties:
Land	$44,060	$85,627
Buildings and improvements	355,877	576,494
	399,937	662,121
Accumulated depreciation	(142,053)	(202,700)
	257,884	459,421
Cash and cash equivalents	3,418,240	2,795,642
Restricted cash	—	5,003
Rents receivable	14,486	19,554
Other assets, net	18,164	39,757
Total assets	$3,708,774	$3,319,377

LIABILITIES AND EQUITY
Mortgage notes payable, net	$—	$25,691
Accounts payable, accrued expenses and other	25,702	37,153
Rent collected in advance	1,861	3,127
Distributions payable	438,105	7,534
Total liabilities	$465,668	$73,505

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,524,510 and 121,924,199 shares issued and outstanding, respectively	1,215	1,219
Additional paid in capital	4,291,293	4,313,831
Cumulative net income	3,816,614	3,363,654
Cumulative common distributions	(4,284,050)	(3,851,666)
Cumulative preferred distributions	(707,715)	(701,724)
Total shareholders’ equity	3,236,620	3,244,577
Noncontrolling interest	6,486	1,295
Total equity	$3,243,106	$3,245,872
Total liabilities and equity	$3,708,774	$3,319,377

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	September 30, 2020	December 31, 2019
Additional Balance Sheet Information

Straight-line rents receivable	$13,727	$16,416
Accounts receivable	759	3,138
Rents receivable	$14,486	$19,554

Capitalized lease incentives, net	$1,400	$2,030
Deferred leasing costs, net	11,426	26,618
Other	5,338	11,109
Other assets, net	$18,164	$39,757

Accounts payable	$2,331	$2,944
Accrued interest	—	104
Accrued taxes	11,385	10,398
Accrued capital expenditures	980	1,383
Accrued leasing costs	583	5,266
Security deposits	2,249	3,082
Other accrued liabilities	8,174	13,976
Accounts payable and accrued expenses	$25,702	$37,153

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenues:
Rental revenue	$15,742	$23,995	$48,133	$93,459
Other revenue (1)	743	2,740	3,437	8,396
Total revenues	$16,485	$26,735	$51,570	$101,855

Expenses:
Operating expenses	$6,444	$9,923	$21,882	$36,677
Depreciation and amortization	5,137	5,939	14,649	22,085
General and administrative	7,191	8,523	26,097	30,152
Total expenses	$18,772	$24,385	$62,628	$88,914

Interest and other income, net	2,606	19,401	18,944	57,871
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $(3), $(55), $(119) and $264, respectively)	(9)	(321)	(620)	(8,597)
Gain (loss) on early extinguishment of debt	131	—	131	(6,374)
Gain on sale of properties, net	—	1,945	446,536	422,148
Income before income taxes	441	23,375	453,933	477,989
Income tax (expense) benefit	(71)	521	(170)	(1,119)
Net income	$370	$23,896	$453,763	$476,870
Net income attributable to noncontrolling interest	(1)	(10)	(803)	(180)
Net income attributable to Equity Commonwealth	$369	$23,886	$452,960	$476,690
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
Net (loss) income attributable to Equity Commonwealth common shareholders	$(1,628)	$21,889	$446,969	$470,699

Weighted average common shares outstanding — basic (2)	121,673	122,140	121,824	122,075
Weighted average common shares outstanding — diluted (2)	121,673	123,564	126,282	125,938

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$(0.01)	$0.18	$3.67	$3.86
Diluted	$(0.01)	$0.18	$3.59	$3.79

Distributions declared per common share	$3.50	$3.50	$3.50	$3.50

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$15,742	$15,248	$17,143	$23,410	$23,995
Other revenue (1)	743	1,017	1,677	2,585	2,740
Operating expenses	(6,444)	(6,677)	(8,761)	(9,741)	(9,923)
NOI	$10,041	$9,588	$10,059	$16,254	$16,812
Straight line rent adjustments	(367)	515	198	(69)	499
Lease value amortization	—	—	—	—	(39)
Lease termination fees	(1,300)	—	—	(16)	(11)
Cash Basis NOI	$8,374	$10,103	$10,257	$16,169	$17,261
Cash Basis NOI from non-same properties (2)	(218)	(1,221)	(1,399)	(7,244)	(8,485)
Same Property Cash Basis NOI	$8,156	$8,882	$8,858	$8,925	$8,776
Non-cash rental income and lease termination fees from same properties	1,668	(408)	(107)	(124)	10
Same Property NOI	$9,824	$8,474	$8,751	$8,801	$8,786

Reconciliation of Same Property NOI to GAAP Net Income:
Same Property NOI	$9,824	$8,474	$8,751	$8,801	$8,786
Non-cash rental income and lease termination fees from same properties	(1,668)	408	107	124	(10)
Same Property Cash Basis NOI	$8,156	$8,882	$8,858	$8,925	$8,776
Cash Basis NOI from non-same properties (2)	218	1,221	1,399	7,244	8,485
Cash Basis NOI	$8,374	$10,103	$10,257	$16,169	$17,261
Straight line rent adjustments	367	(515)	(198)	69	(499)
Lease value amortization	—	—	—	—	39
Lease termination fees	1,300	—	—	16	11
NOI	$10,041	$9,588	$10,059	$16,254	$16,812
Depreciation and amortization	(5,137)	(4,398)	(5,114)	(6,037)	(5,939)
General and administrative	(7,191)	(8,302)	(10,604)	(8,290)	(8,523)
Interest and other income, net	2,606	4,443	11,895	14,521	19,401
Interest expense	(9)	(302)	(309)	(311)	(321)
Gain on early extinguishment of debt	131	—	—	—	—
Gain on sale of properties, net	—	26,916	419,620	24	1,945
Income before income taxes	$441	$27,945	$425,547	$16,161	$23,375
Income tax (expense) benefit	(71)	(59)	(40)	(165)	521
Net income	$370	$27,886	$425,507	$15,996	$23,896

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Nine Months Ended September 30,
	2020	2019
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$48,133	$93,459
Other revenue (1)	3,437	8,396
Operating expenses	(21,882)	(36,677)
NOI	$29,688	$65,178
Straight line rent adjustments	346	(349)
Lease value amortization	—	(117)
Lease termination fees	(1,300)	(2,199)
Cash Basis NOI	$28,734	$62,513
Cash Basis NOI from non-same properties (2)	(2,838)	(36,211)
Same Property Cash Basis NOI	$25,896	$26,302
Non-cash rental income and lease termination fees from same properties	1,153	2,689
Same Property NOI	$27,049	$28,991

Reconciliation of Same Property NOI to GAAP Net Income:
Same Property NOI	$27,049	$28,991
Non-cash rental income and lease termination fees from same properties	(1,153)	(2,689)
Same Property Cash Basis NOI	$25,896	$26,302
Cash Basis NOI from non-same properties (2)	2,838	36,211
Cash Basis NOI	$28,734	$62,513
Straight line rent adjustments	(346)	349
Lease value amortization	—	117
Lease termination fees	1,300	2,199
NOI	$29,688	$65,178
Depreciation and amortization	(14,649)	(22,085)
General and administrative	(26,097)	(30,152)
Interest and other income, net	18,944	57,871
Interest expense	(620)	(8,597)
Gain (loss) on early extinguishment of debt	131	(6,374)
Gain on sale of properties, net	446,536	422,148
Income before income taxes	$453,933	$477,989
Income tax expense	(170)	(1,119)
Net income	$453,763	$476,870

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Properties	4	4		4	4
Square Feet	1,507	1,507		1,507	1,507
% Leased	87.7%	89.5%	(1.8)%	87.7%	89.5%	(1.8)%
% Commenced	85.1%	85.8%	(0.7)%	85.1%	85.8%	(0.7)%

Rental revenue	$13,872	$13,726	1.1%	$42,517	$41,546	2.3%
Other revenue (1)	736	1,572	(53.2)%	3,202	4,535	(29.4)%
Straight line rent adjustment	368	(1)		(147)	490
Lease termination fees	1,300	11		1,300	2,199
Total revenue	16,276	15,308	6.3%	46,872	48,770	(3.9)%
Operating expenses	(6,452)	(6,522)	(1.1)%	(19,823)	(19,779)	0.2%
NOI	$9,824	$8,786	11.8%	$27,049	$28,991	(6.7)%
NOI Margin	60.4%	57.4%		57.7%	59.4%

Straight line rent adjustment	$(368)	$1		$147	$(490)
Lease termination fees	(1,300)	(11)		(1,300)	(2,199)
Cash Basis NOI	$8,156	$8,776	(7.1)%	25,896	26,302	(1.5)%
Cash Basis NOI Margin	55.8%	57.4%		56.6%	57.1%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income	$370	$23,896	$453,763	$476,870
Interest expense	9	321	620	8,597
Income tax expense (benefit)	71	(521)	170	1,119
Depreciation and amortization	5,137	5,939	14,649	22,085
EBITDA	$5,587	$29,635	$469,202	$508,671
Gain on sale of properties, net	—	(1,945)	(446,536)	(422,148)
EBITDAre	$5,587	$27,690	$22,666	$86,523
Adjustments to EBITDAre:
(Gain) loss on early extinguishment of debt	(131)	—	(131)	6,374
Adjusted EBITDAre	$5,456	$27,690	$22,535	$92,897

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Calculation of FFO
Net income	$370	$23,896	$453,763	$476,870
Real estate depreciation and amortization	4,917	5,683	13,972	21,243
Gain on sale of properties, net	—	(1,945)	(446,536)	(422,148)
FFO attributable to Equity Commonwealth	5,287	27,634	21,199	75,965
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
FFO attributable to EQC common shareholders and unitholders	$3,290	$25,637	$15,208	$69,974

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$3,290	$25,637	$15,208	$69,974
Lease value amortization	—	(39)	—	(117)
Straight line rent adjustments	(367)	499	346	(349)
Sold property expense included in interest and other income, net	515	—	515	—
(Gain) loss on early extinguishment of debt	(131)	—	(131)	6,374
Taxes related to property sales included in general and administrative	—	—	1,458	—
Taxes related to property sales, net included in income tax expense	99	(423)	178	142
Normalized FFO attributable to EQC common shareholders and unitholders	$3,406	$25,674	$17,574	$76,024

Weighted average common shares and units outstanding -- basic (1)	121,916	122,189	122,038	122,121
Weighted average common shares and units outstanding -- diluted (1)	123,517	123,613	123,639	123,421
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic and diluted	$0.03	$0.21	$0.12	$0.57
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic and diluted	$0.03	$0.21	$0.14	$0.62

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended September 30, 2020 and 2019 include 243 and 49 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the nine months ended September 30, 2020 and 2019 include 214 and 46 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

ACQUISITIONS AND DISPOSITIONS
(Unaudited, dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
109 Brookline Avenue (2)	Boston	MA	1	285,556	99.2%	$270,000	$28,069	$8,772
333 108th Avenue NE (3)	Bellevue	WA	1	435,406	100.0%	401,500	116,928	22,661

Total Q1 Dispositions			2	720,962	99.7%	$671,500	$144,997	$31,433

Georgetown-Green and Harris Buildings	Washington,	D.C.	1	240,475	100.0%	$85,000	$52,819	$7,773
Total Q2 Dispositions			1	240,475	100.0%	$85,000	$52,819	$7,773

None
Total Q3 Dispositions			—	—	—	$—	$—	$—

Total Disposed Year-to-Date			3	961,437	99.8%	$756,500	$197,816	$39,206
Dispositions resulted in a net gain on sale of properties of $0.0 million and $446.5 million for the three and nine months ended September 30, 2020, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds after transfer taxes and credits, primarily for contractual lease costs, were $259.2 million.
(3)	Proceeds after transfer taxes and credits, primarily for contractual lease costs, were $316.7 million.

PROPERTY DETAIL
As of September 30, 2020
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	94.1%	89.4%	$26,074	$168,102	$123,328	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	71.4%	70.0%	12,702	102,052	52,454	1997
3	1250 H Street, NW	Washington, D.C.	Office	1	196,490	92.2%	92.2%	10,673	77,202	39,284	1998
4	206 East 9th Street	Austin, TX	Office	1	175,510	98.0%	98.0%	9,683	52,581	42,818	2012
	(Capitol Tower)
	Total Same Properties			8	1,507,379	87.7%	85.1%	$59,132	$399,937	$257,884

(1)	Excludes disposed properties.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Properties	4	4	4	7	7
Total square feet (1)	1,507	1,507	1,507	2,469	2,469
Percentage leased	87.7%	90.1%	90.8%	94.7%	93.5%
Percentage commenced	85.1%	83.9%	83.7%	89.0%	88.2%

Total Leases
Square feet	6	22	75	153	298
Lease term (years)	3.0	8.0	8.5	6.6	4.6
Starting cash rent	$38.54	$46.34	$53.14	$44.36	$38.89
Percent change in cash rent (2)	(0.4)%	(4.8)%	(1.3)%	1.5%	(0.7)%
Percent change in GAAP rent (2)	3.2%	2.3%	15.9%	10.1%	9.1%
Total TI & LC per square foot (3)	$34.15	$80.63	$86.14	$58.48	$44.27
Total TI & LC per sq. ft. per year of lease term (3)	$11.38	$10.08	$10.16	$8.82	$9.60

Renewal Leases
Square feet	6	—	41	63	182
Lease term (years)	3.0	—	7.7	7.8	2.9
Starting cash rent	$38.54	$—	$52.76	$43.47	$27.88
Percent change in cash rent (2)	(0.4)%	—	0.1%	5.3%	(12.7)%
Percent change in GAAP rent (2)	3.2%	—	13.2%	16.9%	(8.5)%
Total TI & LC per square foot (3)	$34.15	$—	$68.15	$49.05	$9.05
Total TI & LC per sq. ft. per year of lease term (3)	$11.38	$—	$8.86	$6.25	$3.15

New Leases
Square feet	—	22	34	90	116
Lease term (years)	—	8.0	9.4	5.8	7.3
Starting cash rent	$—	$46.34	$53.60	$44.98	$56.16
Percent change in cash rent (2)	—	(4.8)%	(3.3)%	(3.6)%	11.6%
Percent change in GAAP rent (2)	—	2.3%	19.9%	1.6%	26.4%
Total TI & LC per square foot (3)	$—	$80.63	$107.67	$65.09	$99.56
Total TI & LC per sq. ft. per year of lease term (3)	$—	$10.08	$11.43	$11.26	$13.55

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Changes in total square footage result from property dispositions, reclassifications and remeasurement.
(2)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. New leasing in suites vacant longer than two years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	87.7%	90.1%	90.8%	91.5%	89.5%
Percentage commenced	85.1%	83.9%	83.7%	87.2%	85.8%

Total Leases
Square feet	6	22	75	153	96
Lease term (years)	3.0	8.0	8.5	6.6	6.3
Starting cash rent	$38.54	$46.34	$53.14	$44.36	$46.71
Percent change in cash rent (1)	(0.4)%	(4.8)%	(1.3)%	1.5%	9.2%
Percent change in GAAP rent (1)	3.2%	2.3%	15.9%	10.1%	18.0%
Total TI & LC per square foot (2)	$34.15	$80.63	$86.14	$58.49	$39.74
Total TI & LC per sq. ft. per year of lease term (2)	$11.38	$10.08	$10.16	$8.82	$6.29

Renewal Leases
Square feet	6	—	41	63	54
Lease term (years)	3.0	—	7.7	7.8	5.0
Starting cash rent	$38.54	$—	$52.76	$43.47	$42.02
Percent change in cash rent (1)	(0.4)%	—	0.1%	5.3%	6.1%
Percent change in GAAP rent (1)	3.2%	—	13.2%	16.9%	13.9%
Total TI & LC per square foot (2)	$34.15	$—	$68.15	$49.05	$23.66
Total TI & LC per sq. ft. per year of lease term (2)	$11.38	$—	$8.86	$6.25	$4.76

New Leases
Square feet	—	22	34	90	42
Lease term (years)	—	8.0	9.4	5.8	8.0
Starting cash rent	$—	$46.34	$53.60	$44.98	$52.64
Percent change in cash rent (1)	—	(4.8)%	(3.3)%	(3.6)%	12.7%
Percent change in GAAP rent (1)	—	2.3%	19.9%	1.6%	22.6%
Total TI & LC per square foot (2)	$—	$80.63	$107.67	$65.09	$60.08
Total TI & LC per sq. ft. per year of lease term (2)	$—	$10.08	$11.43	$11.26	$7.47

The above leasing summary is based on leases executed during the periods indicated.

(1)	Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. New leasing in suites vacant longer than two years was excluded from the calculation.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Tenant improvements	$2,491	$2,448	$877	$1,881	$707
Leasing costs	29	299	946	1,136	3,056
Building improvements (1)	697	611	351	1,978	804
Total capital expenditures	$3,217	$3,358	$2,174	$4,995	$4,567

Average square feet during period (2)	1,507	1,628	2,108	2,469	2,469

Building improvements per average total sq. ft. during period	$0.46	$0.38	$0.17	$0.80	$0.33

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	September 30, 2020
	New Leases	Renewal Leases	Total
Square feet leased during the period	—	6	6
Total TI & LC (3)	$—	$205	$205
Total TI & LC per square foot (3)	$—	$34.15	$34.15
Weighted average lease term by square foot (years)	—	3.0	3.0
Total TI & LC per square foot per year of lease term (3)	$—	$11.38	$11.38

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2020
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.1%	5.8%	3.3
2	KPMG, LLP	71	5.4%	5.0%	8.7
3	Crowdstrike, Inc.	36	2.7%	3.4%	4.1
4	CBRE, Inc.	40	3.0%	3.4%	7.5
5	International Dairy Foods Association (2)	23	1.7%	2.6%	5.8
6	Alden Torch Financial, LLC	34	2.6%	2.5%	6.4
7	Kazoo, Inc.	26	2.0%	2.5%	1.3
8	The Education Trust, Inc. (3)	26	2.0%	2.5%	0.0

	Total	336	25.5%	27.7%	5.1

(1)
Square footage as of September 30, 2020 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	Approximately 10,000 square feet of International Dairy Foods Association's space expire in 2034. Of the remaining 13,000 square feet, 6,500 square feet expire in 2021 and 6,500 square feet have been backfilled by other tenants until 2022.
(3)	The Education Trust Inc.'s lease expires on September 30, 2020. Approximately 19,000 square feet have been backfilled by another tenant until 2032. The backfilling lease commences in 2022.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2020
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring (1)	Leased Sq. Ft. Expiring (2)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (3)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2020	4	40	3.0%	3.0%	$1,643	2.8%	2.8%
2021	22	111	8.4%	11.4%	4,854	8.2%	11.0%
2022	12	119	9.0%	20.4%	6,128	10.4%	21.4%
2023	19	222	16.8%	37.2%	10,438	17.7%	39.1%
2024	14	201	15.2%	52.4%	9,171	15.5%	54.6%
2025	11	145	11.0%	63.4%	5,347	9.0%	63.6%
2026	8	80	6.1%	69.5%	3,641	6.2%	69.8%
2027	5	97	7.3%	76.8%	3,560	6.0%	75.8%
2028	4	81	6.1%	82.9%	2,971	5.0%	80.8%
2029	5	117	8.9%	91.8%	5,645	9.5%	90.3%
Thereafter	6	108	8.2%	100.0%	5,734	9.7%	100.0%
Total	110	1,321	100.0%		$59,132	100.0%
Weighted average remaining
lease term (in years)		4.7			4.8

(1)	Tenants with leases expiring in multiple years are counted in each year they expire.
(2)
Square footage as of September 30, 2020 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(3)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation - GAAP EPS	2020	2019	2020	2019

Weighted average common shares outstanding - basic (1)	121,673	122,140	121,824	122,075
Weighted average Series D preferred shares convertible to common shares	—	—	2,857	2,563
Weighted average dilutive RSUs and LTIP Units (2)	—	1,424	1,601	1,300
Weighted average common shares outstanding - diluted (1)	121,673	123,564	126,282	125,938

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2020	2019	2020	2019
Weighted average EQC common shares outstanding (1)	121,673	122,140	121,824	122,075
Weighted average Operating Partnership Units outstanding (3)	113	17	99	13
Weighted average time-based LTIP Units (2)(3)	130	32	115	33
Weighted average common shares and units outstanding - basic (1)	121,916	122,189	122,038	122,121
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,601	1,424	1,601	1,300
Weighted average common shares and units outstanding - diluted (1)	123,517	123,613	123,639	123,421

Rollforward of Share Count to September 30, 2020	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2019	4,915	121,924
Repurchase of common shares	—	(711)
Share-based compensation grants and vesting, net (6)	—	312
Outstanding on September 30, 2020	4,915	121,525
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on September 30, 2020 (2)		1,994
Potential common shares as measured on September 30, 2020 (7)		123,519

(1)
Weighted average common shares outstanding for the three months ended September 30, 2020 and 2019 includes 150 and 217 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the nine months ended September 30, 2020 and 2019 includes 159 and 208 unvested, earned RSUs, respectively.

(2)	We have granted RSUs and LTIP Units to certain employees, officers, an eligible consultant and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components.
(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of September 30, 2020, we had 4,915 series D preferred shares that were convertible into 2,857 common shares. The series D preferred shares are antidilutive for GAAP EPS for the three months ended September 30, 2020 and 2019. They are dilutive for GAAP EPS for the nine months ended September 30, 2020 and 2019. The series D preferred shares are antidilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.
(7)
Potential common shares as measured on September 30, 2020 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 2,857 common shares as of September 30, 2020 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2020, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Enterprise Value
Enterprise value is total debt minus cash and cash equivalents plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of

DEFINITIONS
operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from July 1, 2019 through September 30, 2020, and the year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2019 through September 30, 2020. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from July 1, 2019 through September 30, 2020. Our year-to-date same property portfolio is comprised of those properties continuously owned from

DEFINITIONS
January 1, 2019 through September 30, 2020. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the balance of mortgage notes payable, net on our condensed consolidated balance sheets.
Total Market Capitalization
Total market capitalization is total debt, plus the market value of preferred shares, plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations and impairment write-downs, if any.